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                                 MFS VALUE FUND
                            MFS EMERGING GROWTH FUND
                                MFS RESEARCH FUND

                      Supplement to the Current Prospectus



         During the period from March 1, 1996 through March 29, 1996 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay Wedbush Morgan Securities ("Wedbush Morgan") 100% of the applicable sales charge on sales of Class A shares of each of the funds listed above (the "Funds") sold by Wedbush Morgan during the Sales Period. In addition, MFD will pay Wedbush Morgan an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by Wedbush Morgan during the Sales Period.

                 The date of this Supplement is March 1, 1996.


                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

            500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                  617 954-5000